Exhibit 24

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Candace K. Beinecke

Print Name: Candace K. Beinecke

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Barbara M. Byrne

Print Name: Barbara M. Byrne

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Gary L. Countryman

Print Name: Gary L. Countryman

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Brian Goldner

Print Name: Brian Goldner

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Linda M. Griego

Print Name: Linda M. Griego

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Robert N. Klieger

Print Name: Robert N. Klieger

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Martha L. Minow

Print Name: Martha L. Minow

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Shari Redstone

Print Name: Shari Redstone

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Susan Schuman

Print Name: Susan Schuman

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Frederick O. Terrell

Print Name: Frederick O. Terrell

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Lawrence P. Tu and Jonathan Anschell, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (and any and all amendments thereto) (the “2018 Form 10K”); and to file said 2018 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of February, 2019.

Sign:	/s/ Strauss Zelnick

Print Name: Strauss Zelnick